Supplement dated June 16, 2010
to Class A and Class C Prospectus
for Principal Funds, Inc.
dated March 16, 2010

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

DIVIDENDS AND DISTRIBUTIONS
Delete the second paragraph under this heading and substitute:
The Diversified Real Asset Fund pays its net investment income quarterly in March, June, September, and
December.